                                  EXHIBIT 32.1

Ener1, Inc.
550 West Cypress Creek Road, Suite 120
Ft. Lauderdale, FL 33309

November 14, 2003

Securities and Exchange Commission
450 5th Street, NW
Washington, DC 20549

Re: Certification Of Principal Executive Officer Pursuant To 18 U.S.C. Sec. 1350

Dear Ladies and Gentlemen:

In connection with the accompanying Quarterly Report on Form 10-QSB of
Ener1, Inc., for the quarter ended September 30, 2003, I, Kevin P.
Fitzgerald, Chief Executive Officer of Ener1, Inc., hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the
Sarbanes-Oxley Act of 2002, that:

1) such Quarterly Report on Form 10-QSB of Ener1, Inc., for the quarter ended September 30, 2003, fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2) the information contained in such Quarterly Report on Form 10-QSB of Ener1, Inc., for the quarter ended September 30, 2003, fairly presents, in all material respects, the financial condition and results of operations of Ener1, Inc.

 By:   /s/Kevin P. Fitzgerald
         Kevin P. Fitzgerald Chief Executive Officer (Principal
         Executive Officer and Duly Authorized Officer)

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Ener1, Inc.
and will be retained by Ener1, Inc. and furnished to the Securities and
Exchange Commission or its staff upon request.

In accordance with Item 601 of Regulation S-B, this certification is being "furnished" as Exhibit 32.1 to Ener1, Inc.'s quarterly report and shall not be deemed "filed" for purposes of Section 18 of the Securities
Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange
Act, except as expressly set forth by specific reference in such a filing.